ASSIGNMENT OF OIL, GAS & MINERAL LEASES

STATE OF KANSAS §
§
COUNTY OF CLAY §

KNOW ALL MEN BY THESE PRESENTS:

THAT, CHISHOLM PARTNERS II, LLC, a Louisiana Limited Liability Company, whose mailing address is 1010 10TH ST., GOLDEN, CO, 80401, hereinafter referred to as "**Assignor.**" for One Hundred Dollars and No/100 ($100.00) cash, and other valuable consideration, the receipt and sufficiency of which is hereby acknowledged, does hereby assign, grant, transfer, convey and deliver unto DALA PETROLEUM CORP., a Nevada Corporation, whose mailing address is 1306 W. OHIO AVE. MIDLAND, TX. 79701, hereinafter referred to as "**Assignee,**" all of Assignor's rights, title and interest in and to those certain Oil, Gas and Mineral Leases affecting those certain lands situated in Clay County, Kansas and more particularly described on Exhibit "A" attached hereto and made a part hereof, hereinafter referred to as "Said Leases."

TO HAVE AND TO HOLD unto said Assignee, subject to the following terms and provisions:

1. Assignor hereby binds itself to warrant and forever defend the title to Said Leases against all persons whomsoever claiming the same or any part thereof, by, through or under Assignor, but not otherwise.

2. All terms and provisions hereof shall be binding upon, and inure to the benefit of Assignor and Assignee, their heirs, successors and assigns.

3. This Assignment is made subject to the terms and provisions of Said Leases, and Assignee agrees to be bound thereby and to indemnify and hold Assignor harmless in connection with any and all obligations relative thereto, the same as though Assignee had originally been named as Lessee in Said Leases.

This instrument may be executed in any number of counterparts and shall be binding on each party executing the same to the same extent as if all parties had executed one instrument. Such counterparts may be recorded separately or may be combined to form one instrument for recording purposes.

THUS DONE AND SIGNED on this 2nd day of April, 2014, and is effective as of the effective date of each of the Said Leases subject to the terms hereof.

ASSIGNOR:

BY: [signature]

NAME: Clarence Cottman

TITLE: Managing Director

SEAL — CLAY COUNTY REGISTER OF DEEDS — KANSAS

SUSAN K. MALL
REGISTER OF DEEDS - CLAY COUNTY KANSAS AMR
Book: CR152 Page: 183
Receipt #: 26762 Recording Fee: $96.00
Pages Recorded: 23
Susan K. Mall
FILED ✓
RECORDED ✓
INDEXED ✓ Date Recorded: 5/21/2014 2:30:55 PM

STATE OF COLORADO §
§
COUNTY OF JEFFERSON §

This instrument was acknowledged before me the undersigned authority on this the 2nd day of April, 2014 by Clarence Cottman, as Managing Director of CHISHOLM PARTNERS II, LLC, on behalf of said Limited Liability Company.

NOTARY PUBLIC

BEVERLY ANN FULLER
NOTARY PUBLIC
STATE OF COLORADO
NOTARY ID 20134015825
MY COMMISSION EXPIRES 03/08/2017

EXHIBIT "A"

Attached to and made part of that certain Assignment of Oil, Gas, and Mineral Leases dated April 2, 2014, by and between Chisholm Partners II, LLC, as Assignor, and Dala Petroleum Corp., as Assignee

Lessor	Lessee	Effective Date	Book	Page	Legal Description
Bruce D. Steffen Trust, et al	Pride Oil & Gas Properties, Inc.	09/21/11	CR131	567	The Southwest Quarter (SW/4) and the West Half of the Southeast Quarter (W/2 of SE/4) of Section 26, Township 10 South, Range 2 East of the 6th P.M., Clay County, Kansas; The Southwest Quarter (SW/4) of Section 33, Township 10 South, Range 2 East of the 6th P.M., Clay County, Kansas; The East Half of the Southwest Quarter (E/2 of SW/4) and South Half of the Southeast Quarter (S/2 of SE/4) of Section 34, Township 10 South, Range 2 East of the 6th P.M., Clay County, Kansas.
Clayton C. Coulson, et ux	Pride Oil & Gas Properties, Inc.	09/27/11	CR131	497	The Southeast Quarter (SE/4) of Section 33, Township 10 South, Range 2 East of the 6th P.M., Clay County, Kansas.

Lessor	Lessee	Effective Date	Book	Page	Legal Description
Larry Arlan Gibbs, et ux	Pride Oil & Gas Properties, Inc	09/22/11	CR131	493	The North Half of the Southeast Quarter (N/2 of SE/4) of Section 34, Township 10 South, Range 2 East of the 6th P.M., Clay County, Kansas, LESS & EXCEPT 0.868 acres, more or less, being that part of the North Half of the Southeast Quarter (N/2 of SE/4) lying North of the center of Chapman Creek, leaving a balance of 79.132 acres, more or less; That certain tract or parcel of land containing 44.22 acres, more or less, being that portion of the Northeast Quarter (NE/4) of Section 34, Township 10 South, Range 2 East of the 6th P.M., Clay County, Kansas, lying South and West of the center of Chapman Creek; The West Half of the Southeast Quarter (W/2 of SE/4) of Section 35, Township 10 South, Range 2 East of the 6th P.M., Clay County, Kansas; The Southwest Quarter (SW/4) of Section 35, Township 10 South, Range 2 East of the 6th P.M., Clay County, Kansas; The Southwest Quarter (SW/4) of Section 27, Township 10 South, Range 2 East of the 6th P.M., Clay County, Kansas, LESS & EXCEPT 12.00 acres, more or less, owned now or formerly by Dallas Hamilton, leaving a balance of 148.00 acres, more or less.

Lessor	Lessee	Effective Date	Book	Page	Legal Description
Marvin L. Steenbock Trust No. 1	Pride Oil & Gas Properties, Inc	09/22/11	CR131	504	NW/4 and the W/2 of NE/4, all in Section 28, Township 10 South, Range 2 East; The E/2 of SW/4 and the W/2 of SE/4 of Section 28, Township 10 South, Range 2 East; That certain tract or parcel of land containing 27.00 acres, more or less, being described as all that part of the E/2 of NE/4 of Section 28, Township 10 South, Range 2 East, lying South and West of Chapman Creek, LESS & EXECEPT a tract of land located in the E/2 of NE/4 of Section 28, Township 10 South, Range 2 East, described as follows: Beginning at the Southeast corner of said Northeast Quarter; thence North on section line 417.40'; thence West parallel with the South line of said Northeast Quarter 417.40'; thence South parallel with the East line of said Northeast Quarter 417.40' to the South line of the Northeast Quarter; thence East on the South line of said Northeast Quarter 417.40' to the point of beginning, containing 4.00 acres, leaving a balance of 23.00 acres, more or less, leased herein; That certain tract or parcel of land containing 53.00 acres, more or less, being described as all that part of the NW/4 of Section 27, Township 10 South, Range 2 East, lying South and West of Chapman Creek; NE/4 and the N/2 of SE/4 of Section 22, Township 10 South, Range 2 East; W/2 of NE/4 and the SE/4 of NE/4 of Section 20, Township 10 South, Range 2 East; The W/2 and the SE/4 of Section 21, Township 10 South, Range 2 East
Audrey Steenbock Trust No. 1	Pride Oil & Gas Properties, Inc	09/22/11	CR131	500	The East Half (E/2), of Section 29, Township 10 South, Range 2 East of the 6th P.M., Clay County, Kansas; The West Half of the Southwest Quarter (W/2 of SW/4) of Section 14, Township 10 South, Range 2 East of the 6th P.M., Clay County, Kansas.
L & R Lefert Family Trust	Pride Oil & Gas Properties, Inc	09/26/11	CR131	595	That certain tract or parcel of land containing 80 acres, more or less, and being situated in the West Half of the Northeast Quarter (W/2 NE/4) of Section 35, Township 10 South, Range 3 East of the 6th P.M., Clay County, Kansas.

Lessor	Lessee	Effective Date	Book	Page	Legal Description
Danny R. Hem	Pride Oil & Gas Properties, Inc	10/04/11	CR131	583	That certain tract or parcel of land containing 160.00 acres, more or less, and being situated in the Northwest Quarter (NW/4) of Section 34. Township 10 South, Range 2 East of the 6th P.M., Clay County, Kansas.
William H. Steenbock, et ux	Pride Oil & Gas Properties, Inc	10/03/11	CR131	511	The Northwest Quarter (NW/4) of Section 23, Township 10 South, Range 2 East of the 6th P.M., Clay County, Kansas; The Southeast Quarter (SE/4) and the West Half of the Northeast Quarter (W/2 of NE/4), all in Section 15, Township 10 South, Range 2 East of the 6th P.M., Clay County, Kansas.
Lois Jean Sylvester Trust	Pride Oil & Gas Properties, Inc	09/30/11	CR131	508	The North East (NE/4) of Section 23, Township 10 South, Range 2 East of the 6th P.M., Clay County, Kansas.
Derald E. Craig Family Trust	Pride Oil & Gas Properties, Inc	09/20/11	CR131	519	The South Half of the Southwest Quarter (S/2 of SE/4) of Section 22, Township 10 South, Range 2 East of the 6th P.M., Clay County, Kansas; The West Half of the Northwest Quarter (W/2 of NW/4) of Section 26, Township 10 South, Range 2 East of the 6th P.M., Clay County, Kansas; The South Half of the Northeast Quarter of the Southeast Quarter (S/2 of NE/4 of SE/4) of 27, Township 10 South, Range 2 East of the 6th P.M., Clay County, Kansas, LESS & EXCEPT that portion of the South Half of the Northeast Quarter of the Southeast Quarter (S/2 of NE/4 of SE/4) lying North and West of the centerline of the creek, leaving a balance of 18 acres, more or less, leased herein.
Roger Dean Forsyth, et ux	Pride Oil & Gas Properties, Inc	10/04/11	CR131	535	That certain tract or parcel of land containing 10.01 acres, more or less, being situated in the Southwest Quarter (SW/4) of Section 34, Township 10 South, Range 2 East of the 6th P.M., Clay County, Kansas

Lessor	Lessee	Effective Date	Book	Page	Legal Description
Roger Dean Forsyth, et al	Pride Oil & Gas Properties, Inc	10/04/11	CR131	539	The North Half (N/2) and the Southeast Quarter (SE/4) of Section 24, Township 10 South, Range 2 East of the 6th P.M., Clay County, Kansas; The North Half of the Northeast Quarter (N/2 of NE/4) of Section 27, Township 10 South, Range 2 East of the 6th P.M., Clay County, Kansas.
Ted E. Kobetich, et ux	Pride Oil & Gas Properties, Inc	10/04/11	CR131	531	The East Half of the Northeast Quarter (E/2 of NE/4) of Section 35, Township 10 South, Range 2 East of the 6th P.M., Clay County, Kansas; The East Half of the Southeast Quarter (E/2 of SE/4) of Section 35, Township 10 South, Range 2 East of the 6th P.M., Clay County, Kansas, LESS & EXCEPT 6.80 acres, more or less, in the southwest corner thereof, described as follows: Beginning at the southwest corner of the East Half of the Southeast Quarter (E/2 of SE/4) of Section 35, running thence East 535 feet; thence North 187.5 feet; thence West 60 feet; thence North 366 feet; thence West 475 feet; thence South to the place of beginning, leaving a balance of 73.20 acres, more or less, leased herein.
Lonnie Kobetich, et ux	Pride Oil & Gas Properties, Inc	10/04/11	CR131	523	The East Half of the East Half (E/2 of E/2) of Section 26, Township 10 South, Range 2 East of the 6th P.M., Clay County, Kansas, LESS & EXCEPT 6.161 acres, more or less, described as follows: Commencing at the East edge to the Northeast Quarter (NE/4) of Section 26, Township 10 South, Range 2 East of the 6th P.M., where said point is 90 feet South of the Southeast concrete corner of the South shed, located on said property; thence West 475 feet; thence North 565 feet; thence East 475 feet to the East line; thence South 565 feet to the point of beginning.

Lessor	Lessee	Effective Date	Book	Page	Legal Description
Lonnie Kobetich, et al	Pride Oil & Gas Properties, Inc	10/04/11	CR131	527	The Northwest Quarter (NW/4) and the West Half of the Northeast Quarter (W/2 of NE/4) of Section 25, Township 10 South, Range 2 East of the 6th P.M., Clay County, Kansas; That certain tract or parcel of land containing 6.161 acres, more or less, being situated in the Northeast corner of Section 26, Township 10 South, Range 2 East of the 6th P.M., Clay County, Kansas, being described as follows: Commencing at the East edge to the Northeast Quarter (NE/4) of Section 26, Township 10 South, Range 2 East of the 6th P.M., where said point is 90 feet South of the Southeast concrete corner of the South shed, located on said property; thence West 475 feet; thence North 565 feet; thence East 475 feet to the East line; thence South 565 feet to the point of beginning; The East Half of the East Half (E/2 of E/2) Section 25, Township 10 South, Range 2 East of the 6th P.M., Clay County, Kansas; The Southwest Quarter (SW/4) of Section 24, Township 10 South, Range 2 East of the 6th P.M., Clay County, Kansas.
Vernon F. Yenni Trust dated May 8, 1986, et al	Pride Oil & Gas Properties, Inc	10/14/11	CR131	587	Northwest Quarter (NW/4) of Section 25, Township 10 South, Range 3 East; Northeast Quarter (NE/4) of Section 25, Township 10 South, Range 3 East; Southeast Quarter (SE/4) of Section 25, Township 10 South, Range 3 East; Northeast Quarter (NE/4) of Section 36, Township 10 South, Range 3 East; Northwest Quarter (NW/4) of Section 31, Township 10 South, Range 4 East; East Half of the Southeast Quarter (E/2 SE/4) of Section 24, Township 10 South, Range 3 East
Curtis L. Steenbock, et ux	Pride Oil & Gas Properties, Inc	09/22/11	CR131	515	The South Half (S/2) of Section 20, Township 10 South, Range 2 East of the 6th P.M., Clay County, Kansas.

Lessor	Lessee	Effective Date	Book	Page	Legal Description
Della Sherman Brower	Pride Oil & Gas Properties, Inc.	10/25/11	CR131	571	That certain tract or parcel of land containing 80 acres, more or less, and being situated in the East Half of the Northeast Quarter (E/2 NE/4) of Section 34, Township 10 South, Range 3 East of the 6th P.M., Clay County, Kansas.
William D. Thurlow and Helen L. Thurlow Irrevocable Living Trust, dated April 28, 2000, et al	Pride Oil & Gas Properties, Inc.	11/18/11	CR131	579	That certain tract or parcel of land containing 79 acres, more or less, and being situated in the North Half of the Southeast Quarter (N/2 SE/4) of Section 30, Township 10 South, Range 4 East of the 6th P.M., Clay County, Kansas; That certain tract or parcel of land containing 74 acres, more or less, and being situated in the South Half of the Southeast Quarter (S/2 SE/4) of Section 30, Township 10 South, Range 4 East of the 6th P.M., Clay County, Kansas; That certain tract or parcel of land containing 79 acres, more or less, and being situated in the West Half of the Northeast Quarter (W/2 NE/4) of Section 34, Township 10 South, Range 3 East of the 6th P.M., Clay County, Kansas; •That certain tract or parcel of land containing 314 acres, more or less, and being situated in the North Half (N/2) of Section 23, Township 10 South, Range 3 East of the 6th P.M., Clay County, Kansas.
GDL Family Trust	Pride Oil & Gas Properties, Inc.	12/05/11	CR131	547	The Southeast Quarter (SE/4) of Section 23, Township 10 South, Range 2 East of the 6th P.M., Clay County, Kansas; The West Half of the Northeast Quarter (W/2 of NE/4) of Section 26, Township 10 South, Range 2 East of the 6th P.M., Clay County, Kansas.

Lessor	Lessee	Effective Date	Book	Page	Legal Description
Larry S. Shivers	Pride Oil & Gas Properties, Inc.	01/11/12	CR136	265	That certain tract or parcel of land containing 154 acres, more or less, and being situated in the West Half of the Northeast Quarter (W/2 NE/4) and the East Half of the Northwest Quarter (E/2 NW/4) of Section 33, Township 10 South, Range 3 East; That certain tract or parcel of land containing 156 acres, more or less, and being situated in the Southwest Quarter (SW/4) of Section 33, Township 10 South, Range 3 East; That certain tract or parcel of land containing 78 acres, more or less, and being situated in the West Half of the Northwest Quarter (W/2 NW/4) of Section 33, Township 10 South, Range 3 East of the 6th P.M., Clay County, Kansas
Robert E. Bennett Trust	Pride Oil & Gas Properties, Inc.	11/10/11	CR131	555	The North Half (N/2) of Section 33, Township 10 South, Range 2 East of the 6th P.M., Clay County, Kansas.
Linda J. Henry Revocable Trust	Pride Oil & Gas Properties, Inc.	11/30/11	CR131	551	The Southwest Quarter (SW/4) of Section 23, Township 10 South, Range 2 East of the 6th P.M., Clay County, Kansas, LESS & EXCEPT 5.00 acres, more or less, described as the following: A tract of land commencing at the Southwest corner of said section; then East a distance of 1,108.79' to the point of beginning; then N 3 degrees 10' 46" W a distance of 484'; then N 90 degrees 00' 00' E a distance of 450'; then S 3 degrees 10' 46" E a distance of 484'; then N 90 degrees 00'00" W a distance of 450' to the point of beginning; • The East Half of the Northwest Quarter (E/2 of NW/4) of Section 26, Township 10 South, Range 2 East of the 6th P.M., Clay County, Kansas.

Lessor	Lessee	Effective Date	Book	Page	Legal Description
I.C.E.F. Oberg, Inc.	Pride Oil & Gas Properties, Inc	12/05/11	CR131	558	That certain tract or parcel of land containing 110.4 acres, more or less, being described as the Northeast Quarter (NE/4) of Section 34, Township 10 South, Range 2 East of the 6th P.M., Clay County, Kansas, lying North and East of the center line of Chapman Creek; That certain tract or parcel of land containing 0.868 acres, more or less, being described as the North Half of the Southeast Quarter (N/2 of SE/4) of Section 34, Township 10 South, Range 2 East of the 6th P.M., Clay County, Kansas, lying North of the center line of Chapman Creek.
Michael J. Nordboe	Pride Oil & Gas Properties, Inc	12/02/11	CR131	591	That certain tract or parcel of land containing 157 acres, more or less, and being situated in the Southwest Quarter (SW/4) of Section 26, Township 10 South, Range 3 East of the 6th P.M., Clay County, Kansas.
Dennis E. Hostetler, et ux	Pride Oil & Gas Properties, Inc	01/27/12	CR133	135	The Southeast Quarter (SE/4) of Section 10 Township 11 South, Range 2 East of the 6th P.M., Dickinson County, Kansas.
Donald I. VanScoyoc, et ux	Pride Oil & Gas Properties, Inc.	10/11/11	CR131	543	The South Half of the Northeast Quarter (S/2 of NE/4) of Section 27, Township 10 South, Range 2 East of the 6th P.M., Clay County, Kansas, LESS & EXCEPT a tract of land described as follows: Commencing at the Southwest corner of said Northeast Quarter (NE/4), then North on and along the West line of said Northeast Quarter (NE/4) to its intersection with the center line of Chapman Creek; then Southeasterly on and along the center line of said Chapman Creek to its intersection with the South line of said Northeast Quarter (NE/4), then West on and along said South line to the pint of beginning, containing 4.29 acres, more or less, leaving a balance of 75.71 acres, more or less, leased herein.

Lessor	Lessee	Effective Date	Book	Page	Legal Description
Bruce M. Elsasser, et ux	Pride Oil & Gas Properties, Inc	03/27/12	CR136	201	That certain tract or parcel of land containing 160.00 acres, more or less, and being situated in the Southeast Quarter (SE/4) of Section 19, Township 10 South, Range 3 East of the 6th P.M., LESS & EXCEPT: That certain tract or parcel of land containing 20.36 acres, more or less, and being more fully described in that certain Joint Tenancy Warranty Deed, dated April 16th, 1994, recorded in Deed Book 150, Page 73, of the Register of Deeds of Clay County, Kansas; That certain tract or parcel of land containing 312.36 acres, more or less, and being situated in the West Half (W/2) of Section 19, Township 10 South, Range 3 East of the 6th P.M., Clay County, Kansas; That certain tract or parcel of land containing 78.00 acres, more or less, and being the South Half of the Northeast Quarter (S/2 NE/4) of Section 18, Township 10 South, Range 3 East of the 6th P.M., Clay County, Kansas; That certain tract or parcel of land containing 80.00 acres, more or less, and being the Northwest of the Northeast Quarter (NW/4 NE/4) and the Northeast of the Northwest Quarter (NE/4 NW/4) of Section 30, Township 10 South, Range 3 East of the 6th P.M., Clay County, Kansas
Alfred W. Koelling Trust, et al	Pride Oil & Gas Properties, Inc	04/24/12	CR136	205	That certain tract or parcel of land containing 236.00 acres, more or less, and being the Northwest Quarter (NW/4) and the West Half of the Northeast Quarter (W/2 NE/4) of Section 31, Township 10 South, Range 3 East of the 6th P.M., Clay County, Kansas, excepting therefrom that portion of the above described real estate which lies North of the public road running East and West between Sections 30 and 31, Township 10 South, Range 3 East of the 6th P.M., Clay County, Kansas; That certain tract or parcel of land containing 76.00 acres, more or less, and being the East Half of the Northeast Quarter (E/2 NE/4) of Section 31, Township 10 South, Range 3 East of the 6th P.M., Clay County, Kansas

Lessor	Lessee	Effective Date	Book	Page	Legal Description
Kim D. Kramer, et ux	Pride Oil & Gas Properties, Inc.	04/24/12	CR136	209	That certain tract or parcel of land containing 80.00 acres, more or less, and being the South Half of the Northwest Quarter (S/2 NW/4) of Section 18, Township 10 South, Range 3 East of the 6th P.M., Clay County, Kansas; That certain tract or parcel of land containing 151.00 acres, more or less, and being the Southwest Quarter (SW/4) of Section 18, Township 10 South, Range 3 East of the 6th P.M., Clay County, Kansas, LESS & EXCEPT: That certain tract or parcel of land containing 9.00 acres, more or less, and being more fully described in that certain Kansas Warranty Deed, dated July 12th, 2010, recorded in Deed Book CR119, Page 6, of the Register of Deeds of Clay County, Kansas
Thad C. Law	Pride Oil & Gas Properties, Inc.	05/04/12	CR136	217	That certain tract or parcel of land containing 238.00 acres, more or less, and being the Northwest Quarter (NW/4) and the West Half of the Northeast Quarter (W/2 NE/4) of Section 26, Township 10 South, Range 1 East of the 6th P.M., Clay County, Kansas, LESS & EXCEPT That certain tract or parcel of land containing 3.00 acres, more or less, and being more fully described in that certain Warranty Deed, dated February 22th, 2006, recorded in Deed Book CR 079, Page 31, of the Register of Deeds of Clay County, Kansas.

Lessor	Lessee	Effective Date	Book	Page	Legal Description
Law Family Revocable Inter Vivos Trust	Pride Oil & Gas Properties, Inc	05/04/12	CR136	221	That certain tract or parcel of land containing 162.00 acres, more or less, and being the Southwest Quarter (SW/4) of Section 26, Township 10 South, Range 1 East of the 6th P.M., Clay County, Kansas; That certain tract or parcel of land containing 77.00 acres, more or less, and being the East Half of the Northeast Quarter (E/2 NE/4) of Section 26, Township 10 South, Range 1 East of the 6th P.M., Clay County, Kansas; That certain tract or parcel of land containing 159.00 acres, more or less, and being the Southwest Quarter (SW/4) of Section 24, Township 10 South, Range 1 East of the 6th P.M., Clay County, Kansas; That certain tract or parcel of land containing 158.00 acres, more or less, and being the Northeast Quarter (NE/4) of Section 23, Township 10 South, Range 1 East of the 6th P.M., Clay County, Kansas; That certain tract or parcel of land containing 8.34 acres, more or less, and being situated in the North Half of the Northwest Quarter (N/2 NW/4) of Section 25, Township 10 South, Range 1 East of the 6th P.M., Clay County, Kansas
Terry L. Siebold, et ux	Pride Oil & Gas Properties, Inc	05/08/12	CR136	225	That certain tract or parcel of land containing 162.00 acres, more or less, and being the Southwest Quarter (SW/4) of Section 26, Township 10 South, Range 1 East of the 6th P.M., Clay County, Kansas; That certain tract or parcel of land containing 159.00 acres, more or less, and being the Southwest Quarter (SW/4) of Section 24, Township 10 South, Range 1 East of the 6th P.M., Clay County, Kansas
The Gardner Family Revocable Trust of January 3, 1992	Chisholm Partners II, LLC	05/03/12	CR137	205	NE/4 of Section 11, Township 10 South, Range 2 East
Lacey A. Law	Pride Oil & Gas Properties, Inc	05/04/12	CR136	233	That certain tract or parcel of land containing 76.00 acres, more or less, and being the West Half of the Southwest Quarter (W/2 SW/4) of Section 13, Township 10 South, Range 1 East of the 6th P.M., Clay County, Kansas

Lessor	Lessee	Effective Date	Book	Page	Legal Description
Thomas D. Siebold, et ux	Pride Oil & Gas Properties, Inc	05/08/12	CR136	229	That certain tract or parcel of land containing 162.00 acres, more or less, and being the Southwest Quarter (SW/4) of Section 26, Township 10 South, Range 1 East of the 6th P.M., Clay County, Kansas; That certain tract or parcel of land containing 159.00 acres, more or less, and being the Southwest Quarter (SW/4) of Section 24, Township 10 South, Range 1 East of the 6th P.M., Clay County, Kansas
Sandra K. Law	Pride Oil & Gas Properties, Inc	05/08/12	CR136	213	That certain tract or parcel of land containing 237.00 acres, more or less, and being the Southwest Quarter (SW/4) and the West Half of the Southeast Quarter (W/2 SE/4) of Section 14, Township 10 South, Range 1 East of the 6th P.M., Clay County, Kansas; That certain tract or parcel of land containing 80.00 acres, more or less, and being the North Half of the Northwest Quarter (N/2 NW/4) of Section 25, Township 10 South, Range 1 East of the 6th P.M., Clay County, Kansas, LESS & EXCEPT: That certain tract or parcel of land containing 8.34 acres, more or less, and being more fully described in that certain Warranty Deed, dated April 19th, 1979, recorded in Deed Book 126, Page 521, of the Register of Deeds of Clay County, Kansas; That certain tract or parcel of land containing 237.00 acres, more or less, and being the Southeast Quarter (SE/4) and the East Half of the Southwest Quarter (E/2 SW/4) of Section 35, Township 10 South, Range 1 East of the 6th P.M., Clay County, Kansas

Lessor	Lessee	Effective Date	Book	Page	Legal Description
Theodore L. Luthi, et ux	Pride Oil & Gas Properties, Inc.	05/15/12	CR136	237	That certain tract or parcel of land containing 234.00 acres, more or less, and being the Southeast Quarter (SE/4) and the East Half of the Northeast Quarter (E/2 NE/4) of Section 10, Township 10 South, Range 3 East of the 6th P.M., Clay County, Kansas, including the following described tract: The North Sixty-Eight (68) rods of the Northeast Quarter of the Southeast Quarter (NE/4 SE/4) of said Section 10. LESS & EXCEPT: That certain tract or parcel of land containing 5.00 acres, more or less, and being more fully described in that certain Joint Tenancy Warranty Deed, dated December 5th, 1989, recorded in Deed Book 141, Page 341, of the Register of Deeds of Clay County, Kansas.
The Walter F. Mugler and Evelyn J. Mugler Revocable Family Trust, dated December 8, 1995	Chisholm Partners II, LLC	05/18/12	CR137	200	NW/4 of Section 11, Township 10 South, Range 2 East; N/2 SE/4 and S/2 NE/4 of Section 14, Township 10 South, Range 2 East; N/2 NE/4 of Section 14, Township 10 South, Range 2 East;E/2 SW/4 of Section 14, Township 10 South, Range 2 East, except a tract of land described as follows: Beginning at the Southwest corner of the East Half of the Southwest Quarter (E/2 SW/4) of Section Fourteen (14); thence North 0 degrees 12'09" W, 383.29 feet; thence East 510.52 feet; thence South 0 degrees 12'09" E, 383.29 feet to the South line of the Southwest Quarter (SW/4) of Section Fourteen (14); thence West 510.52 feet to the point of beginning.
Bruce D. Steffen Trust, et al	Pride Oil & Gas Properties, Inc.	06/07/12	CR136	241	That certain tract or parcel of land containing 239.00 acres, more or less, and being the Southeast Quarter (SE/4) and the East Half of the Southwest Quarter (E/2 SW/4) of Section 19, Township 10 South, Range 2 East of the 6th P.M., Clay County, Kansas

Lessor	Lessee	Effective Date	Book	Page	Legal Description
Francis E. Hammond, et ux	Pride Oil & Gas Properties, Inc.	06/05/12	CR136	253	That certain tract or parcel of land containing 155.00 acres, more or less, and being the Northeast Quarter (NE/4) of Section 2, Township 10 South, Range 2 East of the 6th P.M., Clay County, Kansas
Lois Jean Sylvester Trust	Pride Oil & Gas Properties, Inc.	06/07/12	CR136	245	That certain tract or parcel of land containing 80.00 acres, more or less, and being the South Half of the Southeast Quarter (S/2 SE/4) of Section 14, Township 10 South, Range 2 East of the 6th P.M., Clay County, Kansas, LESS & EXCEPT: That certain tract or parcel of land containing 7.00 acres, more or less, and being more fully described in that certain Kansas Quit Claim Deed, dated January 12th, 2010, recorded in Deed Book CR115, Page 244, of the Register of Deeds of Clay County, Kansas.
Donald Sutter, et ux	Pride Oil & Gas Properties, Inc.	06/07/12	CR136	249	That certain tract or parcel of land containing 160.00 acres, more or less, and being the Northwest Quarter (NW/4) of Section 12, Township 10 South, Range 2 East of the 6th P.M., Clay County, Kansas, LESS & EXCEPT: That certain tract or parcel of land containing 6.00 acres, more or less, and being more fully described in that certain Joint Tenancy Warranty Deed, dated March 9th, 1976, recorded in Deed Book 122, Page 339, of the Register of Deeds of Clay County, Kansas; That certain tract or parcel of land containing 158.00 acres, more or less, and being the Northwest Quarter (NW/4) of Section 22, Township 10 South, Range 1 East of the 6th P.M., Clay County, Kansas.
Daniel L. McGrath, et ux	Pride Oil & Gas Properties, Inc.	06/12/12	CR136	257	That certain tract or parcel of land containing 80.00 acres, more or less, and being the West Half of the Southwest Quarter (W/2 SW/4) of Section 35, Township 10 South, Range 1 East of the 6th P.M., Clay County, Kansas

Lessor	Lessee	Effective Date	Book	Page	Legal Description
William R. Bergmeier, et ux	Pride Oil & Gas Properties, Inc	05/07/12	CR136	261	That certain tract or parcel of land containing 157.00 acres, more or less, and being the Southwest Quarter (SW/4) of Section 10, Township 10 South, Range 3 East of the 6th P.M., Clay County, Kansas; That certain tract or parcel of land containing 78.00 acres, more or less, and being the East Half of the Northwest Quarter (E/2 NW/4) of Section 15, Township 10 South, Range 3 East of the 6th P.M., Clay County, Kansas; That certain tract or parcel of land containing 78.00 acres, more or less, and being the West Half of the Northwest Quarter (W/2 NW/4) of Section 15, Township 10 South, Range 3 East of the 6th P.M., Clay County, Kansas
The Acker Family Trust	Pride Oil & Gas Properties, Inc	06/14/12	CR136	279	That certain tract or parcel of land containing 160.00 acres, more or less, and being the Northwest Quarter (NW/4) of Section 34, Township 10 South, Range 1 East of the 6th P.M., Clay County, Kansas
Louis L. Heigele and Delores F. Heigele Revocable Living Trust, dated January 19, 2006	Pride Oil & Gas Properties, Inc	07/03/12	CR136	283	That certain tract or parcel of land containing 152.00 acres, more or less, and being the Northwest Quarter (NW/4) of Section 7, Township 10 South, Range 2 East of the 6th P.M., Clay County, Kansas; That certain tract or parcel of land containing 78.00 acres, more or less, and being the North Half of the Northwest Quarter (N/2 NW/4) of Section 30, Township 10 South, Range 2 East of the 6th P.M., Clay County, Kansas; That certain tract or parcel of land containing 158.00 acres, more or less, and being the Northeast Quarter (NE/4) of Section 13, Township 10 South, Range 1 East of the 6th P.M., Clay County, Kansas

Lessor	Lessee	Effective Date	Book	Page	Legal Description
Phillip F. Heigele, et ux	Pride Oil & Gas Properties, Inc	07/03/12	CR136	287	That certain tract or parcel of land containing 237.00 acres, more or less, and being the Northeast Quarter (NE/4) and the North Half of the Southeast Quarter (N/2 SE/4) of Section 24, Township 10 South, Range 1 East of the 6th P.M., Clay County, Kansas; That certain tract or parcel of land containing 227.00 acres, more or less, and being the Northwest Quarter (NW/4) and the West Half of the Southwest Quarter (W/2 SW/4) of Section 19, Township 10 South, Range 2 East of the 6th P.M., Clay County, Kansas; That certain tract or parcel of land containing 152.00 acres, more or less, and being the Northwest Quarter (NW/4) of Section 7, Township 10 South, Range 2 East of the 6th P.M., Clay County, Kansas
Alan P. Heigele, et ux	Pride Oil & Gas Properties, Inc	07/04/12	CR136	368	That certain tract or parcel of land containing 157.00 acres, more or less, and being the Northwest Quarter (NW/4) of Section 23, Township 10 South, Range 1 East of the 6th P.M., Clay County, Kansas
Alan P. Heigele, et al	Pride Oil & Gas Properties, Inc	07/16/12	CR137	495	That certain tract or parcel of land containing 148.00 acres, more or less, and being a portion of the Northwest Quarter (NW/4) of Section 18, Township 10 South, Range 2 East of the 6th P.M., Clay County, Kansas; That certain tract or parcel of land containing 157.00 acres, more or less, and being the Southeast Quarter (SE/4) of Section 11, Township 10 South, Range 1 East of the 6th P.M., Clay County, Kansas; That certain tract or parcel of land containing 78.00 acres, more or less, and being the East Half of the Southeast Quarter (E/2 SE/4) of Section 14, Township 10 South, Range 1 East of the 6th P.M., Clay County, Kansas

Lessor	Lessee	Effective Date	Book	Page	Legal Description
The Barbara A. Greenwood Trust, dated June 28, 2001	Pride Oil & Gas Properties, Inc.	07/27/12	CR137	504	That certain tract or parcel of land containing 79.00 acres, more or less, and being the East Half of the Southwest Quarter (E/2 SW/4) of Section 34, Township 10 South, Range 1 East of the 6th P.M., Clay County, Kansas
Eric C. Rush	Pride Oil & Gas Properties, Inc.	07/27/12	CR137	510	That certain tract or parcel of land containing 237.00 acres, more or less, and being the South Half of the Northwest Quarter (S/2 NW/4) and the Southwest Quarter (SW/4) of Section 25, Township 10 South, Range 1 East of the 6th P.M., Clay County, Kansas
Robert R. Alexander, et al	Pride Oil & Gas Properties, Inc.	08/03/12	CR137	514	That certain tract or parcel of land containing 159.00 acres, more or less, and being the Southwest Quarter (SW/4) of Section 1, Township 10 South, Range 2 East of the 6th P.M., Clay County, Kansas
Russell C. Alexander, et ux	Pride Oil & Gas Properties, Inc.	08/03/12	CR137	500	That certain tract or parcel of land containing 315.00 acres, more or less, and being the North Half (N/2) of Section 1, Township 10 South, Range 2 East of the 6th P.M., Clay County, Kansas

Lessor	Lessee	Effective Date	Book	Page	Legal Description
The Trust of Meta M. Wendelken, a Revocable Living Trust	Chisholm Partners II, LLC	08/20/12	CR139	130	S/2 SW/4 of Section 36, Township 9 South, Range 2 East; N/2 SW/4 of Section 36, Township 9 South, Range 2 East, except the following described tract: Beginning at a point on the West Line of said SW/4 that is South 778.00 feet from the Northwest corner of said SW/4 being corner 1, marked by a 1/2 " iron bar; thence East 596.71 feet to corner 2, marked by a 1/2 " iron bar; thence South 365.00 feet to corner 3, marked by a 1/2 " iron bar; thence West 596.71 feet to the West line of the aforementioned SW/4 of Section 36 and corner 4, marked by a 1/2 " iron bar; thence north 365.00 feet along the west line of said SW/4 to the point of beginning, said exception containing 5.00 acres.
John L. Gifford, et ux	Chisholm Partners II, LLC	09/28/12	CR141	1	E/2 of Section 34, Township 10 South, Range 1 East
The Virgina J. Cox Trust dated July 15, 1999	Chisholm Partners II, LLC	09/28/12	CR138	616	E/2 of Section 34, Township 10 South, Range 1 East
The Douglas Matson and Evelyn L. Matson Revocable Living Trust Dated February 18, 1998, et al	Chisholm Partners II, LLC	09/28/12	CR138	620	E/2 of Section 34, Township 10 South, Range 1 East
Michael E. Miller, et ux	Pride Oil & Gas Properties, Inc	10/09/12	CR139	203	That certain tract or parcel of land containing 157.00 acres, more or less, and being the Southeast Quarter (SE/4) of Section 18, Township 10 South, Range 3 East of the 6th P.M., Clay County, Kansas
Jean Baker	Chisholm Partners II, LLC	10/17/12	CR139	135	W/2 W/2, SE/4 NW/4, and SW/4 NE/4 of Section 30, Township 10 South, Range 3 East
Muriel Lee Wood Beaver	Chisholm Partners II, LLC	10/27/12	CR139	497	SE/4 of Section 25, Township 10 South, Range 1 East
The Harry L. Brumbaugh Trust Dated December 16, 1999, et al	Chisholm Partners II, LLC	11/03/12	CR139	501	The E/2 of: SW/4 and W/2 SE/4, a/d/a W/2 SE/4 and E/2 E/2 SW/4, of Section 31, Township 10 South, Range 3 East
Wendelken Farms, LC, a Limited Liability Company	Chisholm Partners II, LLC	11/14/12	CR139	493	NW/4 of Section 2, Township 10 South, Range 2 East; SE/4 of Section 36, Township 9 South, Range 2 East

Lessor	Lessee	Effective Date	Book	Page	Legal Description
The Vernon F. Case and Delores D. Case Revocable Living Trust Dated December 16, 1998, et al	Chisholm Partners II, LLC	12/03/12	CR140	271	N/2 NE/4 of Section 17, Township 10 South, Range 3 East; S/2 NE/4 of Section 17, Township 10 South, Range 3 East; SE/4 of Section 1, Township 10 South, Range 2 East, except one acre in the Southeast corner of said tract which is used for school purposes, and subject to other easements and restrictions of record; A tract of land in the NW/4 of Section 7, Township 10 South, Range 3 East, beginning at the Southwest corner of NW/4 of Section 7, marked by a 1/2" iron bar, and containing 74.81 acres; E/2 of Section 21 and the W/2 NW/4 of Section 22, Township 10 South, Range 3 East, less and except two tracts of land in the E/2 of Section 21
Werner Family Trust dated September 25, 2007	Chisholm Partners II, LLC	02/24/13	CR142	38	NW/4 of Section 34, Township 10 South, Range 3 East, less the following two tracts of land: 1) Beginning at a point on the North line of the NW/4 of said Section 34, said point being marked by a 1/2" x 30" iron rod topped by an aluminum cap in the approximate center of the public road; then South 89°39'40" East on and along the North line of said Section 34, 442.72 feet; Then South 2°24'05" West, 504.06 feet; Then North 89°24'08" West, 424.59 feet; Then North 0°20'20" East, 501.80 feet to the point of beginning. 2) A parcel of land located in the NW/4 of Section 34, Township 10 South, Range 3 East, more paricluarly described as follows: Commencing at the Northwest corner of said NW/4; then on an assumed bearing of N 90°00'00" E along the North line of said NW/4 a distance of 1373.71 feet; Then S 00°00'00" E a distance of 1207.13 feet to the point of beginning of the parcel to be described: Then N 87°28'23" E a distance of 440.9 feet; Then S 02°47'39" E a distance of 494.0 feet; Then S 87°28'23" W a distance of 440.9 feet; Then N 02°47'39" W a distance of 494.00 feet to the point of beginning.

Lessor	Lessee	Effective Date	Book	Page	Legal Description
Rodney C. Anderson, et ux	Chisholm Partners II, LLC	03/13/13	CR143	130	NE/4 of Section 27, Township 10 South, Range 3 East, less the following described tract: Beginning at the Northeast corner of the NE/4 of said Section 27, being Corner 1, marked by a stone; Then S 00°26'41" E 660.00 feet along the East line of the NE/4 of said Section 27 to Corner 2, marked by a 1/2" rebar; Then N 89°59'43" W 1097.67 feet to Corner 3, marked by a 1/2" rebar; Then N 00°47'10" W 659.95 feet to the North line of the NE/4 of said Section 27 and Corner 4, marked by a 1/2" rebar; Then S 90°00'00" E 1101.60 feet to the point of beginning.